EXHIBIT 10.16
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                           CNF TRANSPORTATION INC.
                        1997 Director's Election Form

  Indicate amount of deferral under (A), timing of deferral under (B), or select (C) if no deferral is elected.

     In the event I earn any CNF Transportation Inc. director's fees in 1996, I hereby elect to defer payment of such fees and any interest equivalent as follows:

A. ( ) To defer annual retainer and all meeting fees and chair fees, if applicable.

     ( )  To defer the annual retainer portion of such fees.

B. ( ) To be paid in the year following the year in which I cease to be a director of CNF Transportation Inc.

     ( ) To be paid in equal annual installments for _____ year(s) but not to exceed five (5) years, commencing in the year following the year in which I cease to be a director of CNF Transportation
          Inc.

     ( ) To be paid in the year following _____ year(s) (insert 1 or any multiple of years) after the year in which fees are deferred (but in no event later than the year following the year I cease to be a director of CNF Transportation Inc.).

     ( ) To be paid in equal annual installments for _____ year(s) but not to exceed five (5) years, commencing in the year following _______ year(s) (insert 1 or any multiple of years) after the year in which fees are deferred (but in no event later than the year I cease to be a director of CNF Transportation Inc.).

     I understand that payment of any amount deferred hereunder will be made by January 31st of the year in which such payment is to be made. I further understand that any amount deferred will be credited with interest equivalents at the end of each calendar quarter following the date of deferral and continuing until such deferred amount is paid to me. Interest equivalents shall be calculated at the published Bank of America NT & SA prime rate as of the date credited and shall be paid on prior interest equivalents credited on amounts deferred. I also understand that no trust is created hereby and that in the event of my death, any amounts unpaid shall be paid to my designated beneficiary in a lump sum.

     I designate as my beneficiary ________________________________________

C.   ( )  I do not elect to defer payments of any fees earned in 1997.

        _____________________                         _____________________
        Date of this Election                         Signature of Director